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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant  [_]
Filed by a Party other than the Registrant  |X|

Check the appropriate box:

[_] Preliminary Proxy Statement [_] Confidential. For use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           Community Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                                   Corr, Inc.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and O-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                EXPLANATORY NOTE

         Corr, Inc., a holder of common stock, par value $.10 per share (the "Common Stock"), of Community Bancshares, Inc. (the "Company"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission ("SEC") on June 18, 2002, in connection with the solicitation of proxies for electing the Board of Directors of the Company at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting").


                                   STATEMENT

         As previously reported, the Company has disclosed in multiple filings with the SEC that it and its principal subsidiary, Community Bank, are the subject of certain ongoing investigations by bank regulatory agencies and law enforcement authorities and certain court actions, including a civil forfeiture proceeding brought by the United States Attorney for the Northern District of Alabama involving claims of a substantial amount of overbilling by a construction company relating to the construction of certain bank branches of Community Bank and the personal residence of Kennon R. Patterson, Sr., Chairman of the Board, President and Chief Executive Officer of the Company. In light of the serious nature of the ongoing investigations and pending litigation, Corr, Inc. and its associates concluded that a change in the Board of Directors and management of the Company is necessary and in the best interests of all the stockholders of the Company. Accordingly, in accordance with the nomination procedures set forth in the Company's Bylaws, Corr, Inc. nominated Bryan A. Corr, Sr. on March 7, 2002, to fill one of the vacancies on the Board of Directors subject to election at the Annual Meeting. Corr, Inc. subsequently determined to solicit proxies for the purpose of electing Mr. Corr as a Director of the Company at the Annual Meeting and has taken certain actions in furtherance thereof, including the demand for and receipt of the Company's stocklist materials and the filing of preliminary proxy materials with the SEC on June 7, 2002.

         It has recently come to the attention of Corr, Inc. that investigations by law enforcement officials of the Company and Community Bank have resulted in the filing by the United States Attorney for the Northern District of Alabama of a criminal indictment against a construction company and its owners in the United States District Court for the Northern District of Alabama on May 31, 2002. In the indictment, the U.S. Attorney alleged, among other things, the following:

         - The construction company, its owners and their co-conspirators "submitted to Community Bank invoices from [the construction company] for construction allegedly performed by [the construction company] at bank branches of Community Bank or at bank headquarters when, in fact, such construction as alleged on the invoice either had not been performed or had not been performed at any facility of Community Bank".

         - The construction company, its owners and their co-conspirators represented to Community Bank that "construction work had been done at various branches of the bank when, in fact, the labor performed by [the construction company] was performed at Patterson's residence and Heritage Valley Farms or was not performed at all". Heritage Valley Farms is "an unincorporated cattle and horse farm" which "is located on approximately 1,000 acres of land in Blountsville, Alabama, and include[s] properties such as barns, stables, storage buildings, an enclosed horse arena, several homes and Patterson's personal residence".

         - The construction company, its owners and their co-conspirators "did not bill Kennon Patterson, Sr., personally, for certain construction work performed at Heritage Valley Farms and the various buildings and residences located thereon in Blountsville, Alabama, but, instead, billed Community Bank for this work".

On June 12, 2002, in a news story addressing this indictment reported on al.com, an internet news and media outlet, a reporter for The Huntsville Times quoted an Assistant U.S. Attorney as stating that "[t]he only thing [he could] say is that the investigation at Community Bank is continuing".

         In view of these most recent developments, as well as the continuation of the investigation by the U.S. Attorney's Office, Corr, Inc., together with its associates, have determined to cease their preparatory steps toward soliciting proxies and no longer intend to solicit proxies for the purpose of electing Mr. Corr as a Director


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of the Company at the Annual Meeting. While Corr, Inc. and its associates believe that a change in the Board of Directors and management of the Company continues to be necessary and in the best interests of all the stockholders of the Company, they also believe that bank regulatory agencies and law enforcement authorities will expeditiously conclude their ongoing investigations of the Company, Community Bank, and any relevant third parties, and proceed with any prosecutions that may arise therefrom. Corr, Inc. and its associates hope that the Board of Directors of the Company will carefully consider its obligations to the Company's stockholders with respect to these significant developments.


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